INVESTMENT LETTER

                                       AND

                  MEMORANDUM OF SUBSCRIPTION/PURCHASE AGREEMENT

                                  July 1, 1999






Board of Directors
Han Logistics, Inc.
2475 Robb Drive, #125
Reno, Nevada  89523

Ladies:

     In connection with the acquisition by the undersigned, Ms. Amee Han, of 2,000,000 shares of common stock, $.001 par value per share (the "Common Stock"), of Han Logistics, Inc. (the "Company"), in consideration for the sum of $27,000 in cash, the undersigned wishes to advise you of her understanding of, agreement with and/or representation of, the following:

     These securities are not being registered under the Securities Act of 1933, as amended (the "Act"), on the ground that this sale is exempt from registration under section 4(1) or section 4(2) of the Act and the Rules and Regulations promulgated thereunder as not involving any public offering. The Company's reliance on such exemption is predicated in part on the representation of the undersigned that she is acquiring such securities for investment for her own account, with no present intention of dividing her participation with others or reselling or otherwise distributing the same. These securities that the undersigned is acquiring are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Act. The undersigned acknowledges that she understands that the securities covered hereby are unregistered and must be held indefinitely, unless they are subsequently registered under the Act or an exemption from such registration is available.

     The undersigned agrees that any and all certificates, which may be issued representing the securities acquired hereunder, shall contain substantially the following legend, which the undersigned has read and understands:

     The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"), and are "restricted securities" as the term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

         The undersigned understands that the above legend on the certificates would limit their value, including their value as collateral.

Board of Directors
Han Logistics, Inc.
July 1, 1999
Page 2

     The undersigned further acknowledges that she understands that, if the securities have been held for a period of at least one year and if Rule 144 adopted under the Act is applicable (there being no representation by the Company that this Rule will be applicable), then she may make only routine sales of the securities in limited amounts in a specified manner in accordance with the terms and conditions of the Rule. The undersigned further acknowledges that she understands that, if Rule 144 is applicable (no assurance of which can be made), she may sell the securities without quantity limitation in sales not involving a market maker or through brokerage transactions only if she has held the securities for at least two years. In case the Rule is not applicable, any sales made by the undersigned may be made only pursuant to other available exemption from registration under the Act, or an effective registration statement.

     The undersigned further acknowledges that she is aware that only the Company can file a registration statement or an offering statement pursuant to Regulation A under the Act and that the Company has no obligation to do so or to take steps necessary to make Rule 144 available to her. The undersigned also has been advised and acknowledges that she understands that, in the event Rule 144 is not available, the circumstances under which she can sell the securities, absent registration or compliance with Regulation A, are extremely limited.

     The undersigned further acknowledges and represents to the Company that she is purchasing the securities for her own account and not as a trustee or nominee for any other person or persons, and that the funds or consideration invested are her own. The undersigned further acknowledges and represents that there are no existing legal restrictions applicable to her that would preclude her acquisition of the securities for investment purposes, as described hereinabove. The undersigned further represents that she has no present plans to enter into any contract, undertaking, agreement or arrangement for resale, distribution, subdivision or fractionalization of the securities purchased hereby.

     The undersigned further acknowledges that she understands that an investment in the Company is extremely speculative and subject to a high degree of risk. In this connection, the undersigned understands that she may lose her entire investment in the Company.

     The undersigned further acknowledges and represents to the Company that she is able to bear the economic risk of losing her entire investment. The undersigned further acknowledges and warrants that her overall commitment to investments, which are not readily marketable, is not disproportionate to her net worth and her investment in the securities will not cause such overall commitment to become excessive. The undersigned further represents that she has adequate means of providing for her current needs and personal contingencies and that she has no need for liquidity in connection with her investment in the securities.

     The undersigned further acknowledges that she fully understands and agrees that the price of the Company's securities acquired by her was arbitrarily determined without regard to any value of the securities. The undersigned understands, additionally, that the price of the securities bears no relation to the value of the assets or net worth of the Company or any other criteria of value. The undersigned is aware that no independent evaluation has been made with respect to the value of the securities. The undersigned further understands and agrees that shares of the Common Stock of the Company have been or may in the future be issued to certain other persons for a consideration that may be less than the price paid by the undersigned for the securities.

Board of Directors
Han Logistics, Inc.
July 1, 1999
Page 3

     The undersigned further acknowledges and represents to the Company that the undersigned is knowledgeable and experienced in venture capital investments in general and, in particular, with respect to investments similar in nature to an investment in the Company. The frequency of the undersigned's prior investments in stocks (including restricted stocks), in general, and in a development-stage companies, in particular, and other investments, of whatever kind, is as follows (check one in each column):

                                     Restricted   Development-Stage
                            Stocks     Stocks         Companies         Other
                          ---------  ----------   -----------------    -------

        Frequently
                          ---------  ----------   -----------------    -------
        Occasionally
                          ---------  ----------   -----------------    -------
        Never                 X          X               X
                          ---------  ----------   -----------------    -------

     The undersigned further acknowledges that she is capable of evaluating the merits and risks of the Company.

     The undersigned further acknowledges that she has such knowledge and experience in financial and business matters that she is capable of evaluating the merits and risks of an investment in the Company; that she has been advised by the Company to consult with counsel regarding this investment; and that she has relied upon the advice of such counsel, accountants or other consultants as she deems necessary with regard to tax aspects, risks and other considerations involved in the investment. The undersigned's educational and occupational background that renders her capable of evaluating the merits and risks of this investment is as follows:

Undergraduate in logistics at University of Nevada, Reno.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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     The undersigned has made, or caused to be made, such  investigation  of the
Company, its management and its operations as she considers necessary and appropriate to enable her to make an informed decision regarding her investment.

     Prior to making her investment, the undersigned was presented with and acted upon the opportunity to ask questions of and receive answers from the Company and its management relating to the Company and to obtain any additional information necessary to verify the accuracy of the information made available to her.

     Prior to making her investment, the undersigned made arrangements to conduct such inspection as she deems necessary of the books, records, contracts, instruments and other data relating to the Company.

Board of Directors
Han Logistics, Inc.
July 1, 1999
Page 4

     Before acquiring these securities, the undersigned was presented with and understood the Company's business plan, including, among other things, the nature of the Company, financial reports and management.

     The undersigned agrees that, upon the delivery of certificates for her shares, the undersigned will execute and deliver to and for the benefit of the Company any instruments the Company may require to evidence that the purchase of her shares is for investment purposes only.

     On the date the undersigned acquired the securities, she had a net worth of:

                  (XX)     Less than $500,000
                   --
                  (  )     $500,000 - $1,000,000
                   --
                  (  )     $1,000,000 - $3,000,000
                   --
                  (  )     $3,000,000 - $5,000,000
                   --
                  (  )     More than $5,000,000
                   --

     Liquid assets constituted the following percentage of the undersigned's net worth on the date of acquisition of the securities:

                  (XX)     Less than 1%
                   --
                  (  )     1% - 10%
                   --
                  (  )     10% - 20%
                   --
                  (  )     20% - 50%
                   --
                  (  )     More than 50%
                   --

     The undersigned's approximate net taxable income (after regular deductions) in each of the two most recent calendar years was:

                  (XX)     Less than $100,000
                   --
                  (  )     $100,000 - $200,000
                   --
                  (  )     $200,000 - $500,000
                   --
                  (  )     $500,000 - $1,000,000
                   --
                  (  )     More than $1,000,000
                   --

     The undersigned's approximate net taxable income in the current year is expected to be:

                  (XX)     Less than $100,000
                   --
                  (  )     $100,000 - $200,000
                   --
                  (  )     $200,000 - $500,000
                   --
                  (  )     $500,000 - $1,000,000
                   --
                  (  )     More than $1,000,000
                   --

     Based upon the foregoing, the undersigned hereby acknowledges and understands the high risk and speculative nature of the shares of Common Stock of the Company that she is acquiring and the nature of the management, financial condition and all other pertinent factors regarding the Company and this investment. The undersigned further represents and warrants that she has fully satisfied herself with respect to the nature of this investment. The undersigned further warrants and represents that she has received no assurances of any kind

Board of Directors
Han Logistics, Inc.
July 1, 1999
Page 5

relative to, nor have there been any representations made by the Company or any of its principals or affiliates regarding, any potential appreciation in value of the securities being acquired by the undersigned. The undersigned hereby represents and warrants that she has sufficient knowledge and experience in business and financial matters to evaluate the merits and risks of an investment of this type. The undersigned further represents and acknowledges that she has made other investments in speculative businesses and is generally familiar with "restricted" securities and she is otherwise knowledgeable with respect to the Company and its proposed operations. Based upon the foregoing understandings, the undersigned hereby reaffirms her acquisition of the securities described in this Investment Letter and Memorandum of Subscription/Purchase Agreement.

     The   foregoing   correctly   expresses  the  intent,   understanding   and
acknowledgements of the undersigned.

                                           /s/ Amee Han
                                           -------------------------------------
                                                                        Amee Han


2475 Robb Drive, #125, Reno, Nevada  89523
--------------------------------------------------------------------------------
                                 Current address


###-##-####                                (775) 787-7483
-----------------------------------        -----------------------------------
Social security number                     Current residence telephone number


                                           Not applicable
-----------------------------------        -------------------------------------
Current occupation and/or                  Name of person connected with Han
business position                          Logistics, Inc., with whom conferred
                                           concerning this investment


(775) 722-6033                             Not applicable
-----------------------------------        -------------------------------------
Current business telephone number          Relationship, if any, with the above-
                                           mentioned Company representative


                                           Not applicable
-----------------------------------        -------------------------------------
Current name of business with which        Length of relationship, if any, with
associated                                 the above mentioned Company
                                           representative


Agreed to and accepted this 6th day of June, 2000.


                                            HAN LOGISTICS, INC.


                                           By:  /s/ Kathleen M. Kennedy
                                                --------------------------------
                                                  Kathleen M. Kennedy, Secretary